EXHIBIT 99.2

Equity One 2003-3
Class M-1


Balance              $40,437,000.00 Delay         24
Coupon               4.868          Dated         7/1/2003
Settle               7/31/2003      First Payment 8/25/2003

------------------------------------------------------------------------------
To Call
                             75% PPC      100% PPC     125% PPC      150% PPC
                Price          Yield         Yield        Yield         Yield
              99.9000          4.877         4.866        4.859         4.858
              99.9100          4.875         4.864        4.856         4.856
              99.9200          4.873         4.862        4.854         4.853
              99.9300          4.871         4.859        4.851         4.851
              99.9400          4.870         4.857        4.849         4.848
              99.9500          4.868         4.855        4.847         4.846
              99.9600          4.866         4.853        4.844         4.843
              99.9700          4.864         4.851        4.842         4.841
              99.9800          4.863         4.849        4.839         4.838
              99.9900          4.861         4.846        4.837         4.836
             100.0000          4.859         4.844        4.834         4.833
             100.0100          4.858         4.842        4.832         4.831
             100.0200          4.856         4.840        4.829         4.828
             100.0300          4.854         4.838        4.827         4.826
             100.0400          4.852         4.836        4.824         4.823
             100.0500          4.851         4.833        4.822         4.821
             100.0600          4.849         4.831        4.820         4.818
             100.0700          4.847         4.829        4.817         4.816
             100.0800          4.846         4.827        4.815         4.813
             100.0900          4.844         4.825        4.812         4.811
             100.1000          4.842         4.823        4.810         4.808
------------------------------------------------------------------------------


                  WAL          7.130         5.420        4.650         4.560

             Mod Durn          5.784         4.596        4.048         3.998

        Mod Convexity          0.444         0.277        0.205         0.192

     Principal Window  Dec06 - May14 Oct06 - Sep11 Feb07 - Dec09 Jun07 - Oct08

            LIBOR_1MO           1.10          1.10         1.10          1.10
            LIBOR_6MO           1.12          1.12         1.12          1.12
           Prepay (1)     75 *22-HEP   100 *22-HEP  125 *22-HEP   150 *22-HEP
           Prepay (2)      75 *28cpr    100 *28cpr   125 *28cpr    150 *28cpr
           Prepay (3)     75 *22-HEP   100 *22-HEP  125 *22-HEP   150 *22-HEP
           Prepay (4)      75 *28cpr    100 *28cpr   125 *28cpr    150 *28cpr

  Optional Redemption       Call (Y)      Call (Y)     Call (Y)      Call (Y)



--------------------------------------------------------------------
Maturity
                       75% PPC    100% PPC     125% PPC    150% PPC
             Price       Yield       Yield        Yield       Yield
           99.9000       4.879       4.869        4.863       4.862
           99.9100       4.877       4.867        4.861       4.860
           99.9200       4.875       4.865        4.858       4.857
           99.9300       4.874       4.863        4.856       4.855
           99.9400       4.872       4.861        4.854       4.853
           99.9500       4.871       4.859        4.852       4.850
           99.9600       4.869       4.857        4.849       4.848
           99.9700       4.867       4.855        4.847       4.846
           99.9800       4.866       4.853        4.845       4.843
           99.9900       4.864       4.851        4.842       4.841
          100.0000       4.862       4.849        4.840       4.839
          100.0100       4.861       4.847        4.838       4.836
          100.0200       4.859       4.845        4.836       4.834
          100.0300       4.858       4.843        4.833       4.832
          100.0400       4.856       4.841        4.831       4.829
          100.0500       4.854       4.839        4.829       4.827
          100.0600       4.853       4.837        4.826       4.825
          100.0700       4.851       4.835        4.824       4.822
          100.0800       4.849       4.833        4.822       4.820
          100.0900       4.848       4.831        4.820       4.818
          100.1000       4.846       4.829        4.817       4.815
--------------------------------------------------------------------


               WAL       7.760       5.970        5.110       4.940

          Mod Durn       6.111       4.927        4.355       4.267

     Mod Convexity       0.530       0.344        0.255       0.229

  Principal Window  Dec06-Apr22 Oct06-Mar18  Feb07-May15 Jun07-Jun13

         LIBOR_1MO        1.10        1.10         1.10        1.10
         LIBOR_6MO        1.12        1.12         1.12        1.12
        Prepay (1)  75 *22-HEP 100 *22-HEP  125 *22-HEP 150 *22-HEP
        Prepay (2)   75 *28cpr  100 *28cpr   125 *28cpr  150 *28cpr
        Prepay (3)  75 *22-HEP 100 *22-HEP  125 *22-HEP 150 *22-HEP
        Prepay (4)   75 *28cpr  100 *28cpr   125 *28cpr  150 *28cpr
          Optional
        Redemption    Call (Y)    Call (Y)     Call (Y)    Call (Y)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2003-3
Class M-2


Balance     $33,967,000.00  Delay                24
Coupon               5.459  Dated          7/1/2003
Settle           7/31/2003  First Payment 8/25/2003

------------------------------------------------------------------------------
To Call
                             75% PPC      100% PPC     125% PPC      150% PPC
                Price          Yield         Yield        Yield         Yield
              99.9000          5.472         5.459        5.449         5.444
              99.9100          5.470         5.457        5.447         5.441
              99.9200          5.469         5.455        5.444         5.438
              99.9300          5.467         5.453        5.442         5.435
              99.9400          5.465         5.451        5.439         5.433
              99.9500          5.463         5.448        5.436         5.430
              99.9600          5.461         5.446        5.434         5.427
              99.9700          5.460         5.444        5.431         5.424
              99.9800          5.458         5.442        5.429         5.422
              99.9900          5.456         5.439        5.426         5.419
             100.0000          5.454         5.437        5.424         5.416
             100.0100          5.453         5.435        5.421         5.413
             100.0200          5.451         5.433        5.418         5.411
             100.0300          5.449         5.431        5.416         5.408
             100.0400          5.447         5.428        5.413         5.405
             100.0500          5.446         5.426        5.411         5.402
             100.0600          5.444         5.424        5.408         5.399
             100.0700          5.442         5.422        5.406         5.397
             100.0800          5.440         5.419        5.403         5.394
             100.0900          5.439         5.417        5.400         5.391
             100.1000          5.437         5.415        5.398         5.388
------------------------------------------------------------------------------

                  WAL           7.13          5.40         4.50          4.12
             Mod Durn          5.646         4.492        3.865         3.590
        Mod Convexity          0.428         0.267        0.191         0.159

     Principal Window  Dec06 - May14 Sep06 - Sep11 Nov06 - Dec09  Jan07 - Oct08

            LIBOR_1MO           1.10          1.10         1.10          1.10
            LIBOR_6MO           1.12          1.12         1.12          1.12
           Prepay (1)     75 *22-HEP   100 *22-HEP  125 *22-HEP   150 *22-HEP
           Prepay (2)      75 *28cpr    100 *28cpr   125 *28cpr    150 *28cpr
           Prepay (3)     75 *22-HEP   100 *22-HEP  125 *22-HEP   150 *22-HEP
           Prepay (4)      75 *28cpr    100 *28cpr   125 *28cpr    150 *28cpr

  Optional Redemption       Call (Y)      Call (Y)     Call (Y)      Call (Y)



--------------------------------------------------------------------
Maturity
                       75% PPC    100% PPC     125% PPC    150% PPC
            Price        Yield       Yield        Yield       Yield
          99.9000        5.474       5.463        5.454       5.449
          99.9100        5.473       5.461        5.452       5.446
          99.9200        5.471       5.459        5.449       5.443
          99.9300        5.469       5.457        5.447       5.441
          99.9400        5.468       5.455        5.444       5.438
          99.9500        5.466       5.453        5.442       5.436
          99.9600        5.464       5.451        5.440       5.433
          99.9700        5.463       5.449        5.437       5.430
          99.9800        5.461       5.446        5.435       5.428
          99.9900        5.459       5.444        5.432       5.425
         100.0000        5.458       5.442        5.430       5.423
         100.0100        5.456       5.440        5.428       5.420
         100.0200        5.454       5.438        5.425       5.417
         100.0300        5.453       5.436        5.423       5.415
         100.0400        5.451       5.434        5.420       5.412
         100.0500        5.449       5.432        5.418       5.410
         100.0600        5.447       5.430        5.416       5.407
         100.0700        5.446       5.428        5.413       5.404
         100.0800        5.444       5.426        5.411       5.402
         100.0900        5.442       5.424        5.408       5.399
         100.1000        5.441       5.421        5.406       5.397
--------------------------------------------------------------------

              WAL         7.70        5.90         4.93        4.46
         Mod Durn        5.924       4.779        4.136       3.827
    Mod Convexity        0.498       0.324        0.234       0.190

 Principal Window  Dec06-Oct20 Sep06-Feb17  Nov06-Aug14 Jan07-Aug12

        LIBOR_1MO         1.10        1.10         1.10        1.10
        LIBOR_6MO         1.12        1.12         1.12        1.12
       Prepay (1)   75 *22-HEP 100 *22-HEP  125 *22-HEP 150 *22-HEP
       Prepay (2)    75 *28cpr  100 *28cpr   125 *28cpr  150 *28cpr
       Prepay (3)   75 *22-HEP 100 *22-HEP  125 *22-HEP 150 *22-HEP
       Prepay (4)    75 *28cpr  100 *28cpr   125 *28cpr  150 *28cpr
         Optional
       Redemption     Call (Y)    Call (Y)     Call (Y)    Call (Y)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.